The Royce Fund
Royce Select Fund III

Supplement to the Prospectus
dated May 1, 2006

        Effective October 5, 2006, Royce Select Fund III (the "Fund") may invest no more than 25% of the Fund's net assets in the securities of foreign issuers. Investment in securities of foreign issuers involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may exhibit more volatility than those in the United States. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Consequently, the risks associated with such investments may be greater than if the Fund was to engage in foreign currency transactions for hedging purposes. This may occur even if the value of the investment in the currency's home country has not declined.

October 5, 2006